Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc. 1015 Third Avenue, Suite 1200 Seattle, Washington 98104

CONTACTS:	R. Jordan Gates	Bradley S. Powell
	President and Chief Operating Officer	Chief Financial Officer
	(206) 674-3427	(206) 674-3412

FOR IMMEDIATE RELEASE

EXPEDITORS ANNOUNCES 2010 FOURTH QUARTER EARNINGS PER SHARE OF $.451

SEATTLE, WASHINGTON – February 22, 2011, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced quarterly total revenues and operating income of $1,582,135,000 and $148,572,000 as compared with $1,246,911,000 and $110,354,000 for the same quarter of 2009, an increase of 27% and 35%, respectively. Net earnings attributable to shareholders were $96,502,000 for the fourth quarter of 2010, compared with $69,135,000 for the same quarter of 2009, an increase of 40%. Net revenues for the fourth quarter of 2010 increased 23% to $453,362,000 as compared with $369,712,000 reported for the fourth quarter of 2009. Diluted net earnings attributable to shareholders per share for the fourth quarter were $.45 as compared with $.32 for the same quarter in 2009, an increase of 41%. The Company also reported that same store net revenues and operating income increased 23% and 35%, respectively, for the fourth quarter of 2010 when compared with 2009.

For the year ended December 31, 2010, total revenues and operating income were $5,967,573,000 and $547,230,000 as compared with $4,092,283,000 and $385,001,000 for the same period in 2009, increases of 46% and 42%, respectively. Net earnings attributable to shareholders rose to $344,172,000 from $240,217,000 in 2009, an increase of 43%. Net revenues for the year increased to $1,692,786,000 from $1,382,786,000 for 2009, up 22%. Diluted net earnings attributable to shareholders per share for the year 2010 were $1.59 as compared with $1.11 for the same period of 2009, a 43% increase. Same store net revenues and operating income increased 22% and 42%, respectively, for the year ended December 31, 2010, when compared with the same period of 2009.

“What a difference a year makes! Last year we closed our 2009 fourth quarter earnings release by saying ‘Having proven our mettle in 2009, we’re excited about 2010.’ How prophetic those words turned out to be,” said Peter J. Rose, Chairman and Chief Executive Officer. “Our 2010 was absolutely outstanding by any measure and this fourth quarter was, simply put, a great ending to an incredible year. The fourth quarter was also remarkable in that, despite handling the large year-over-year increases in shipment and clearance activity, none of the anomalies that can occur in theses kinds of environments reared their ugly heads. The competitive market mechanisms worked as close to perfect as we can remember experiencing them. Our people successfully handled some amazing volumes. Because of our no-layoff policy in 2009, we had the capacity and the experience to absorb anything 2010 threw at us,” Rose went on to say.

“The fourth quarter, just like all of 2010, was a classic case study of what happens when you don’t panic, when you trust in your people and your culture and when you rely on your proven business model. If we had lost our confidence and succumbed to the myriad of pressures we encountered in 2009, we might well have joined the ‘lemming layoff brigade.’ Had we done that, we would not have had the staying power to see our way through the volume challenges, and the corresponding opportunities, that presented themselves in 2010. Experience and tenure is what really pays off in these situations, particularly if you have the confidence to lead…which fortunately, our people did. This wasn’t our first recession, it was merely our worst. We learned from experience that a recession is the least costly time to make investments. We have always thought that recessionary investments, particularly those in technology, productivity and process improvement, have higher rates of return, as the economy turns... .and indeed they did. Finally, we were grateful for the opportunity to show how much we truly appreciate and value our greatest assets, our people…and that is why they’re still here servicing more customers and creating value for our shareholders! And yes, we’re excited for whatever challenges and opportunities will come our way in 2011,” concluded Rose.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 184 full-service offices, 65 satellite locations and 2 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

[1]	Diluted earnings attributable to shareholders per share.

NOTE:	See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

Fourth Quarter 2010 Earnings Release

February 22, 2011

Expeditors International of Washington, Inc.

Financial Highlights

Three months and Year ended

December 31, 2010 and 2009

(Unaudited)

(in 000’s except share data)

	Three months ended December 31,			Year ended December 31,
	2010	2009	% Increase	2010	2009	% Increase
Revenues	$1,582,135	$1,246,911	27%	$5,967,573	$4,092,283	46%
Net revenues	$453,362	$369,712	23%	$1,692,786	$1,382,786	22%
Operating income	$148,572	$110,354	35%	$547,230	$385,001	42%
Net earnings attributable to shareholders[1]	$96,502	$69,135	40%	$344,172	$240,217	43%
Diluted earnings attributable to shareholders per share	$.45	$.32	41%	$1.59	$1.11	43%
Basic earnings attributable to shareholders per share	$.45	$.33	36%	$1.62	$1.13	43%
Weighted average diluted shares outstanding	216,587,468	216,378,536		216,446,656	216,533,240
Weighted average basic shares outstanding	212,217,035	211,992,092		212,283,966	212,112,744

[1]

The Company’s consolidated effective tax rate was lower in the fourth quarter and year 2010 as compared to the same periods in 2009 primarily as a result of a higher tax benefit received for disqualified dispositions of incentive stock options in 2010.

During the fourth quarter of 2010, the Company opened one full-service office in Curitiba, Brazil and one satellite office in Belo Horizonte, Brazil. The Company closed one satellite office in Lewiston, New York.

Investors may submit written questions via e-mail to: investor@expeditors.com Or by fax to: (206) 674-3459

Questions received by the end of business on February 25, 2011 will be considered in management’s 8-K “Responses to Selected Questions” expected to be filed on or about March 4, 2011.

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on economic trends, capacity to absorb additional volumes, positive trends in business volume, ability to benefit from opportunities in 2011, ability to continue our culture and business model, ability to realize higher rates of return from investments in technology, productivity, and process improvement, any future tax benefits from disqualified dispositions of incentive stock options and ability to create shareholder value. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, customers’ inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, regulatory changes or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual and Quarterly Reports filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	December 31, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$1,084,465	$925,929
Short-term investments	524	655
Accounts receivable, net	1,003,884	810,369
Deferred Federal and state income taxes	8,706	8,338
Other current assets	42,776	42,539

Total current assets	2,140,355	1,787,830

Property and equipment, net	498,648	495,701
Goodwill, net	7,927	7,927
Other intangibles, net	3,716	4,938
Other assets, net	28,533	27,326

	$2,679,179	$2,323,722

Liabilities and Equity
Current liabilities:
Accounts payable	652,161	546,675
Accrued expenses, primarily salaries and related costs	177,869	145,545
Federal, state and foreign income taxes	31,948	16,166

Total current liabilities	861,978	708,386

Deferred Federal and state income taxes	69,047	53,989

Commitments and contingencies

Shareholders’ equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 212,047,774 shares at December 31, 2010 and 212,025,494 shares at December 31, 2009	2,120	2,120
Additional paid-in capital	13,412	18,265
Retained earnings	1,717,249	1,532,018
Accumulated other comprehensive income	8,125	604

Total shareholders’ equity	1,740,906	1,553,007

Noncontrolling interest	7,248	8,340

Total equity	1,748,154	1,561,347

	$2,679,179	$2,323,722

22-February-2011	Expeditors International of Washington, Inc.	Page 3 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except share data)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2010	2009	2010	2009
Revenues:
Airfreight services	$778,009	$628,097	$2,821,828	$1,831,317
Ocean freight and ocean services	481,263	348,305	1,955,400	1,297,685
Customs brokerage and other services	322,863	270,509	1,190,345	963,281

Total revenues	1,582,135	1,246,911	5,967,573	4,092,283

Operating expenses:
Airfreight consolidation	604,309	493,711	2,181,598	1,341,842
Ocean freight consolidation	379,250	268,612	1,569,877	973,462
Customs brokerage and other services	145,214	114,876	523,312	394,193
Salaries and related costs	237,822	202,697	894,132	774,214
Rent and occupancy costs	19,988	19,463	77,209	74,324
Depreciation and amortization	9,310	9,910	36,900	40,035
Selling and promotion	9,593	7,985	32,055	26,295
Other	28,077	19,303	105,260	82,917

Total operating expenses	1,433,563	1,136,557	5,420,343	3,707,282

Operating income	148,572	110,354	547,230	385,001

Interest income	2,064	1,924	7,002	10,177
Interest expense	(198)	(95)	(576)	(499)
Other, net	1,181	367	10,412	8,193

Other income, net	3,047	2,196	16,838	17,871

Earnings before income taxes	151,619	112,550	564,068	402,872
Income tax expense	55,171	42,900	219,863	162,475

Net earnings	96,448	69,650	344,205	240,397

Less: net earnings attributable to noncontrolling interest	(54)	515	33	180

Net earnings attributable to shareholders	$96,502	$69,135	$344,172	$240,217

Diluted earnings attributable to shareholders per share	$0.45	$0.32	$1.59	$1.11

Basic earnings attributable to shareholders per share	$0.45	$0.33	$1.62	$1.13

Dividends declared and paid per common share	$0.20	$0.19	$0.40	$0.38

Weighted average diluted shares outstanding	216,587,468	216,378,536	216,446,656	216,533,240

Weighted average basic shares outstanding	212,217,035	211,992,092	212,283,966	212,112,744

22-February-2011	Expeditors International of Washington, Inc.	Page 4 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2010	2009	2010	2009
Operating Activities:
Net earnings	$96,448	$69,650	$344,205	$240,397
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	305	13	3,414	804
Deferred income tax expense (benefit)	8,048	11,336	10,569	(1,609)
Excess tax benefits from stock plans	(12,274)	(345)	(23,863)	(5,726)
Stock compensation expense	10,696	10,070	43,743	39,135
Depreciation and amortization	9,310	9,910	36,900	40,035
Loss (gain) on sale of assets	140	(40)	(321)	(42)
Other	304	878	1,536	1,970
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	77,947	(121,395)	(188,823)	(1,077)
Decrease (increase) in other current assets	1,484	1,835	(1,475)	(291)
(Decrease) increase in accounts payable and accrued expenses	(60,302)	58,698	130,138	29,910
Increase (decrease) in income taxes payable, net	2,725	(9,640)	39,495	(12,706)

Net cash provided by operating activities	134,831	30,970	395,518	330,800

Investing Activities:
Decrease (increase) in short-term investments	81	(22)	188	26
Purchase of property and equipment	(15,755)	(9,364)	(42,408)	(34,700)
Proceeds from sale of property and equipment	92	151	360	276
Prepayment on long-term land lease, net	—	4,193	—	(5,049)
Other	(632)	(748)	(319)	(1,901)

Net cash used in investing activities	(16,214)	(5,790)	(42,179)	(41,348)

Financing Activities:
Proceeds from issuance of common stock	38,826	4,414	99,784	46,925
Repurchases of common stock	(106,862)	(7,434)	(246,312)	(84,509)
Excess tax benefits from stock plans	12,274	345	23,863	5,726
Dividends paid	(42,475)	(40,279)	(84,872)	(80,555)
Distributions to noncontrolling interest	(88)	(75)	(1,051)	(1,084)
Purchase of noncontrolling interest	—	(1,729)	—	(3,851)

Net cash used in financing activities	(98,325)	(44,758)	(208,588)	(117,348)

Effect of exchange rate changes on cash and cash equivalents	6,947	(1,762)	13,785	12,797

Increase (decrease) in cash and cash equivalents	27,239	(21,340)	158,536	184,901
Cash and cash equivalents at beginning of period	1,057,226	947,269	925,929	741,028

Cash and cash equivalents at end of period	$1,084,465	$925,929	$1,084,465	$925,929

Interest and taxes paid:
Interest	$57	100	$110	497
Income taxes	42,369	37,028	171,618	158,745

22-February-2011	Expeditors International of Washington, Inc.	Page 5 of 6

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	United States	Other North America	Latin America	Asia Pacific	Europe and Africa	Middle East and India	Eliminations	Consolidated
Three months ended December 31, 2010
Revenues from unaffiliated customers	$368,584	43,083	19,010	867,844	203,958	79,656		1,582,135
Transfers between geographic areas	26,804	3,114	4,850	8,976	11,371	4,266	(59,381)	—

Total revenues	$395,388	46,197	23,860	876,820	215,329	83,922	(59,381)	1,582,135

Net revenues	$177,438	20,322	13,509	146,191	72,528	23,374		453,362
Operating income	$45,968	7,204	4,830	64,006	19,245	7,319		148,572
Identifiable assets	$1,343,098	95,298	51,326	612,085	432,019	144,043	1,310	2,679,179
Capital expenditures	$4,991	157	332	1,776	7,968	531		15,755
Depreciation and amortization	$5,372	321	241	1,885	940	551		9,310
Equity	$1,089,053	46,601	27,462	371,610	160,428	84,456	(31,456)	1,748,154
Three months ended December 31, 2009
Revenues from unaffiliated customers	$277,141	37,790	16,574	683,208	167,280	64,918		1,246,911
Transfers between geographic areas	21,117	2,004	3,548	7,460	8,613	3,597	(46,339)	—

Total revenues	$298,258	39,794	20,122	690,668	175,893	68,515	(46,339)	1,246,911

Net revenues	$148,265	17,613	11,537	107,382	63,809	21,106		369,712
Operating income	$22,426	8,741	3,847	50,116	17,536	7,688		110,354
Identifiable assets	$1,188,111	82,166	42,478	493,338	387,494	128,690	1,445	2,323,722
Capital expenditures	$5,639	247	107	1,097	1,560	714		9,364
Depreciation and amortization	$5,181	360	358	1,920	1,478	613		9,910
Equity	$965,620	40,421	17,809	341,991	148,592	77,566	(30,652)	1,561,347
Twelve months ended December 31, 2010
Revenues from unaffiliated customers	$1,348,259	163,750	74,327	3,349,960	729,022	302,255		5,967,573
Transfers between geographic areas	99,547	10,836	16,932	32,837	40,778	16,184	(217,114)	—

Total revenues	$1,447,806	174,586	91,259	3,382,797	769,800	318,439	(217,114)	5,967,573

Net revenues	$666,669	77,079	50,937	543,869	264,663	89,569		1,692,786
Operating income	$198,393	23,521	15,985	222,944	63,115	23,272		547,230
Identifiable assets	$1,343,098	95,298	51,326	612,085	432,019	144,043	1,310	2,679,179
Capital expenditures	$18,128	574	1,320	5,743	14,383	2,260		42,408
Depreciation and amortization	$20,125	1,344	880	7,511	4,661	2,379		36,900
Equity	$1,089,053	46,601	27,462	371,610	160,428	84,456	(31,456)	1,748,154

Twelve months ended December 31, 2009
Revenues from unaffiliated customers	$982,103	129,272	64,060	2,101,323	582,759	232,766		4,092,283
Transfers between geographic areas	75,964	7,344	13,520	26,771	27,699	14,602	(165,900)	—

Total revenues	$1,058,067	136,616	77,580	2,128,094	610,458	247,368	(165,900)	4,092,283

Net revenues	$547,879	65,331	44,182	413,627	229,432	82,335		1,382,786
Operating income	$117,908	20,253	12,538	167,299	43,953	23,050		385,001
Identifiable assets	$1,188,111	82,166	42,478	493,338	387,494	128,690	1,445	2,323,722
Capital expenditures	$24,908	724	688	2,772	3,407	2,201		34,700
Depreciation and amortization	$21,010	1,391	1,087	8,106	5,968	2,473		40,035
Equity	$965,620	40,421	17,809	341,991	148,592	77,566	(30,652)	1,561,347

22-February-2011	Expeditors International of Washington, Inc.	Page 6 of 6